UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Vinita K. Paul, Vice President and Chief Compliance Officer

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Fredrick G. Lautz; Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code: (414) 347-7777

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL

REPORT

December 31, 2012

Select Value Fund

Value Plus Fund

Value Fund

WE ARE PLEASED TO SHARE

SOME IMPORTANT NEWS AT OUR FIRM

In keeping with our long-term succession plan, Will Nasgovitz, a Heartland veteran since 2003, assumed the role of Heartland Advisors’ CEO effective January 1, 2013. He will maintain his portfolio management responsibilities while overseeing the Firm’s strategic growth. Bill will continue to be an integral part of the Investment Team, focusing full-time on his duties as Chief Investment Officer and Portfolio Manager of the Heartland Value and International Value Funds. As part of this transition, Bill assumes the title of Chairman of Heartland Advisors and will remain a Managing Partner. As our executive team is deep and well prepared to lead, we expect this will be a seamless transition both internally and for clients.

One thing is for sure: You can count on the same time-tested, value-oriented philosophy and client-centric approach that you have come to expect from us.

TABLE OF CONTENTS

A Message from our CIO	1	Financial Statements
The Heartland Family of Equity Funds		Schedules of Investments	11
Table of Investment Results	2	Statements of Assets and Liabilities	15
The Heartland Family of Equity Funds		Statements of Operations	16
Growth of a Hypothetical $10,000	3	Statements of Changes in Net Assets	17
Heartland Select Value Fund		Financial Highlights	19
Management’s Discussion of Fund Performance	4	Notes to Financial Statements	22
Heartland Value Plus Fund		Additional Information
Management’s Discussion of Fund Performance	6	Federal Income Tax Information	30
Heartland Value Fund		Expense Examples	30
Management’s Discussion of Fund Performance	8	Other Information	30
The Heartland Family of Equity Funds		Information Regarding Executive Officers & Directors	31
Additional Fund Characteristics	10	Definitions	33

The Heartland International Value Fund is a series of the Trust for Professional Managers and is distributed by ALPS Distributors, Inc.

A MESSAGE FROM OUR CIO (UNAUDITED)

“When investors move en masse in one direction, I’ve found it’s profitable to go the other way.”

— Bill Nasgovitz, Chairman, CIO and Portfolio Manager

Dear Fellow Shareholders:

I’m puzzled—downright flabbergasted, really—as I look back at 2012. Here’s what I see:

•	The S&P 500 and other major benchmarks recorded solid, double-digit gains for the year, with many indices approaching their all-time highs.

•	Corporate America posted record profits, used robust cash flows to repurchase billions in shares, and paid out higher dividends.

But—investors nonetheless accelerated their exodus out of equity mutual funds and into bond funds.

The move over the past five years hasn’t been subtle, with over half a trillion dollars coming out of equity funds and more than $1 trillion moving into bond funds.

Now there’s no denying that the markets have been a little bumpy. But I’m still mystified by the persistence of negative investor sentiment toward stocks, particularly as the yield on the 10-year Treasury registers at just 1.8% while the supply of U.S. Treasury securities outstanding has expanded dramatically, rising from approximately $6 trillion in 2000 to over $16 trillion today.

Massive increases in the supply of bonds, higher prices, and lower yields just don’t make sense to your Heartland Investment Team. This is especially true since our Federal Reserve and other Central Banks around the globe appear intent on continuing their “easy” money policies and debasing currencies with the goal of increasing inflation rates. Inflation today may be moderate, but I believe it’s wise to anticipate that it could pick up steam—raising prices not just for goods and services, but also for money itself in the form of higher interest rates.

Source: Investment Company Institute and Heartland Advisors, Inc., 1/1/2007 – 12/31/2012

*Flows for the month of December reflect estimates.

Source: Bloomberg, Inc. and Heartland Advisors, Inc. Outstanding Public Debt:

12/29/2000 – 12/31/2012. 10-Year Treasury Bond Yield: 12/31/2000 – 12/31/2012

It is my belief that investors who want to help protect themselves in this climate should do so by overweighting portfolios with equities while underweighting fixed-income securities. Even after last year’s gains, common stock valuations on the whole appear to us to be quite reasonable. In fact, our Team is uncovering scores of good businesses that are selling at low multiples to earnings and generating cash flow returns of 10% or more. Those are pretty attractive values in our view, particularly since equities represent ownership of real tangible assets and potential dividends. Both of those can be of enduring worth even as inflation erodes the value of fixed-income securities.

I thank you for your trust and confidence.

1

THE HEARTLAND FAMILY OF EQUITY FUNDS

TABLE OF INVESTMENT RESULTS (UNAUDITED)

THE HEARTLAND	INVESTMENT RESULTS AS OF DECEMBER 31, 2012
FAMILY OF FUNDS	AVERAGE ANNUAL TOTAL RETURNS

Large, mid & small-cap value stocks		Inception Date	Since Inception	Twenty-Five Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year
▼ Select Value Fund ▲
Focused	Investor Class (HRSVX)	10/11/96	9.78%	—%	8.75%	9.99%	3.45%	7.51%	13.06%
Core equity holding	Institutional Class (HNSVX)	5/1/08	9.88	—	8.86	10.15	3.76	7.84	13.43
	Russell 3000® Value Index	—	7.53	—	5.38	7.54	0.83	10.92	7.55
	S&P 500 Index	—	6.51	—	4.47	7.10	1.66	10.87	16.00

Small-cap value stocks that pay dividends
▼ Value Plus Fund ▲
Focused	Investor Class (HRVIX)	10/26/93	10.76	—	8.21	11.78	7.05	10.64	11.38
Upside opportunity with	Institutional Class (HNVIX)	5/1/08	10.83	—	8.30	11.93	7.33	10.96	11.67
potentially lower volatility	Russell 2000® Value Index	–	9.52	—	7.19	9.50	3.55	11.57	18.05
	Russell 2000® Index	–	7.94	—	5.89	9.72	3.56	12.25	16.35

Small & micro-cap value stocks
▼ Value Fund ▲
Broadly diversified	Investor Class (HRTVX)	12/28/84	12.42	12.40	8.34	9.90	2.34	8.72	13.83
Seeks to capture historical	Institutional Class (HNTVX)	5/1/08	12.47	12.44	8.42	10.02	2.55	8.91	13.98
outperformance	Russell 2000® Value Index	–	11.10	11.28	7.19	9.50	3.55	11.57	18.05
	Russell 2000® Index	–	9.60	9.74	5.89	9.72	3.56	12.25	16.35

Index Source: FactSet Research Systems, Inc., Standard & Poor’s and Russell.

In the prospectus dated 5/1/12, the gross expense ratios for the Investor Classes of the Heartland Select Value, Value Plus and Value Funds are 1.22%, 1.16% and 1.10%, respectively. The expense ratios as of the same date for the Heartland Select Value, Value Plus and Value Funds Institutional Class Shares are 0.91%, 0.87% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. The Heartland Funds are distributed by ALPS Distributors, Inc.

2

THE HEARTLAND FAMILY OF EQUITY FUNDS

GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

Growth of A HYPOTHETICAL $10,000 INVESTMENT –
INVESTOR CLASS

Select Value Fund – Since Inception: 10/11/96

Value Plus Fund – Since Inception: 10/26/93

Value Fund – Since Inception: 12/28/84

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed. Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

3

HEARTLAND SELECT VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

In 2012, the Heartland Select Value Fund increased 13.06%, while its benchmark, the Russell 3000® Value Index, rose 17.55%. Strong stock selection in Industrials, Energy, and Materials were not enough to offset the adverse results from an underweight in Financials, an overweight in Information Technology, and certain Consumer Discretionary stocks.

Consumer Discretionary led the Russell 3000® Value Index, nearly doubling the benchmark’s yearly return. Our underweighting and weak stock selection within this sector led to it being our poorest performer. While we are generally impressed by consumer resiliency in the face of economic uncertainty, we generally have not seen compelling valuations in this sector. Consider the chart at right, which compares the relative performance of Consumer Discretionary versus Industrials within the S&P 500 Index. The relative performance of Consumer Discretionary remains near an almost 20 year high. We think that’s unsustainable and remain underweight.

S&P 500 Index

Consumer Discretionary VS. Industrial Relative Performance

Source: FactSet Research Systems, Inc., Standard and Poor’s, and Heartland Advisors, Inc.

12/30/1994 - 12/31/2012.

Overbuying/overselling occurs when the relative index value falls outside of +/- one standard deviation.

Past performance does not guarantee future results.

Another high-performing sector in the benchmark was Financials, a category that at the end of 2012 represented more than 27% of the benchmark. In our view, 27% is generally a heavy weighting for any one sector in a diversified equity portfolio. In addition, we are skeptical of the valuations of larger money-center banks, many of which have complex—even opaque—balance sheets burdened with derivatives and/or exposure to European counterparties. We also believe Real Estate Investment Trusts (REITs) remain overpriced, trading at historically high price-to-book and price-to-earnings ratios relative to the market.

Information Technology was among the lower-returning sectors in the benchmark. Our underperformance in this space was due primarily to our overweight stance, plus a negative effect in individual stock selection. One detractor was Intel Corporation (INTC), which lowered earnings guidance last fall due to slower than anticipated semiconductor growth, especially in emerging markets. We are encouraged by Intel’s rebound off its November lows, and the positive contribution from the sector in the fourth quarter.

On the positive side, our substantial overweight to Industrials combined with stock selection generated strong returns for 2012. One investment theme in the portfolio is the nation’s need for infrastructure to support growing natural gas and oilfield activity in the U.S. We maintain investments in companies with exposure to pipelines and downstream facilities. We also benefited from stock selection in the Materials sector, where one of our larger holdings, AuRico Gold Inc. (AUQ), was also a strong contributor for the Fund.

2012 ended on a positive note for the Select Value Fund as it was up 4.74% for the fourth quarter, well ahead of its benchmark. This broadening of the market is a trend we anticipate will continue, and represents an environment in which fundamental analysis and active investing might thrive. In our view, the Fund is positioned well for 2013 as its sector weightings are aligned with our belief that this will be a year of economic success for the U.S.

CFA is a registered trademark owned by the CFA Institute.

4

HEARTLAND SELECT VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One
as of December 31, 2012	Date	Inception	Years	Years	Years	Years	Year
Investor Class (HRSVX)	10/11/96	9.78%	8.75%	9.99%	3.45%	7.51%	13.06%
Institutional Class (HNSVX)	5/1/08	9.88	8.86	10.15	3.76	7.84	13.43
Russell 3000® Value Index	—	7.53	5.38	7.54	0.83	10.92	17.55
S&P 500 Index	—	6.51	4.47	7.10	1.66	10.87	16.00

Index Source: FactSet Research Systems, Inc., Standard & Poor’s and Russell.

In the prospectus dated 5/1/12, the gross expense ratios for the Investor and Institutional Class are 1.22% and 0.91%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.21% and 0.89%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysts and index Source: FactSet Research Systems, Inc., Standard & Poor’s and Russell.

PORTFOLIO HIGHLIGHTS & STATISTICS
Number of holdings (excludes cash equivalents and options)	46
Net assets	$632 mil.
NAV (Investor Class)	$29.16
NAV (Institutional Class)	$29.13
Median market cap	$7,486 mil.
Weighted average market cap	$19,004 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)
Capital One Financial Corp.	3.4%
AuRico Gold, Inc.	3.1
Southwest Airlines Co.	2.9
RTI International Metals, Inc.	2.8
Bunge, Ltd.	2.8
Johnson Controls, Inc.	2.8
URS Corp.	2.8
TE Connectivity, Ltd.	2.7
Boston Scientific Corp.	2.6
The Bank of New York Mellon Corp.	2.5

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All indicies are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/12.

5

HEARTLAND VALUE PLUS FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Value Plus Fund gained 11.38% for 2012, underperforming its benchmark, the Russell 2000® Value Index, which was up 18.05%. The Fund’s underperformance was concentrated in four main areas: Consumer Discretionary, Financials, Energy, and Health Care.

In the Consumer Discretionary sector, we underestimated the positive move homebuilders would make as economic conditions improved—many homebuilders doubled in value, and we did not participate. Instead, we had chosen to invest in building material suppliers, given more compelling valuations. Going forward, we expect the economy to continue to improve. While we don’t see homebuilders doubling again, we anticipate suppliers may have an opportunity to catch up.

In Financials, we lagged the benchmark primarily because we avoided exposure to Real Estate Investment Trusts (REITs). In our view, REITs generally have high debt burdens, unfavorable free cash flow dynamics, and, in 2012, had unattractive valuations. However, REITs remained popular among investors and ended the year among the best performing groups within the Russell 2000® Value Index. We expect their popularity will eventually wane. The charts below show the price-to-earnings and price-to-book ratios of REITs compared to the average values of companies in the S&P 500 Index. We believe these high valuations are unsustainable, especially given the unfavorable debt and cash flow dynamics in the sector. Though we remain cautious about Financials in general, we believe high-quality commercial banks offer much more compelling opportunities than REITs.

REITs Price/Earning Relative to S&P 500 REITs Price/Book Relative to S&P 500

Source: FactSet Research Systems, Inc. and Standard and Poor’s - S&P 500 REIT Sub Sector 1/31/2003 - 12/31/2012.

For 2012, Energy was the worst performing sector in the Russell 2000® Value Index, gaining just 1.5%. Because we are substantially overweight this sector (approximately 12% vs. 5.5%, respectively), it was a drag on overall performance relative to the benchmark. Going forward, we continue to be optimistic about this space. Attractive valuations, an improving economy (with greater energy demand), and a colder winter may benefit several of our holdings.

The Fund was overweight Health Care by more than 12 percentage points relative to the benchmark. Our underperformance in this sector is attributable to a mix of allocation effect and stock selection that performed poorly in 2012. One name that was a drag on relative performance is Invacare Corporation (IVC), a worldwide market leader of long-term care medical device manufacturing and distribution. The FDA sanctioned the company for paperwork (not safety) issues and required it to shut down its plant, which has had a negative effect on earnings.

Thank you for your patience and confidence through a challenging year. Our overweights in Industrials and Materials—two of the best-performing sectors in the benchmark—were not enough to overcome setbacks elsewhere. Going forward, we see a chance for greater investor confidence, which may help precipitate broader recognition of the attractive valuations we see throughout the portfolio.

CFA is a registered trademark owned by the CFA Institute.

6

HEARTLAND VALUE PLUS FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Fifteen	Ten	Five	Three	One
as of December 31, 2012	Date	Inception	Years	Years	Years	Years	Year
Investor Class (HRVIX)	10/26/93	10.76%	8.21%	11.78%	7.05%	10.64%	11.38%
Institutional Class (HNVIX)	5/1/08	10.83	8.30	11.93	7.33	10.96	11.67
Russell 2000® Value Index	—	9.52	7.19	9.50	3.55	11.57	18.05
Russell 2000® Index	—	7.94	5.89	9.72	3.56	12.25	16.35

Index Source: FactSet Research Systems, Inc. and Russell.

In the prospectus dated 5/1/12, the gross expense ratios for the Investor and Institutional Class are 1.16% and 0.87%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.16% and 0.90%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market. There is no assurance that dividend-paying stocks will mitigate volatility.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Russell.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	70
Net assets	$2,670 mil.
NAV (Investor Class)	$29.69
NAV (Institutional Class)	$29.64
Median market cap	$885 mil.
Weighted average market cap	$1,310 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

Teleflex, Inc.	2.9%
Patterson-UTI Energy, Inc.	2.9
Unit Corp.	2.8
Granite Construction, Inc.	2.7
Omnicare, Inc.	2.7
Olin Corp.	2.6
STERIS Corp.	2.4
Analogic Corp.	2.4
Worthington Industries, Inc.	2.2
Kaiser Aluminum Corp.	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/12.

7

HEARTLAND VALUE FUND

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

MANAGEMENT REPORT

The Value Fund gained 13.83% in 2012, moderately below our benchmark, the Russell 2000® Value Index, which increased 18.05%. Our Energy sector investments were a primary driver of relative underperformance, followed by our continuing underweight to Real Estate Investment Trusts (REITs), which account for 13% of the benchmark and advanced a startling 26%.

However, we remain constructive on Energy, allocating approximately twice the benchmark weight. During the year, Energy was the worst performing sector within the Russell 2000® Value Index. But we believe politically safe North American reserves should be viewed by investors as treasure chests and thus afforded higher multiples. The Fund’s oil and gas valuations look compelling priced as low as 2x cash flows and at only 50% of liquidation values. As a result, we remain positive on Energy, and, in fact, have taken advantage of lower prices by adding to some of our positions.

The Fund has been underweight Financials, banks in particular, for years because of the fallout from aggressive over-lending in residential and commercial real estate. Financial companies have made significant progress in cleaning up their balance sheets, and last year our lack of exposure hurt results. While this group now represents 37% of the benchmark, the Fund remains underweight. Why? We believe the banking industry suffers from too much capacity, a heavier hand of regulation and a flat yield curve, thereby resulting in low, generally single-digit returns on equity (ROE).

REITs looked expensive to us a year ago and promptly rallied to new highs in 2012 as investor mania for yield skyrocketed. Our outlook hasn’t changed. In our opinion, we are uncovering better alternatives: less levered balance sheets with strong sustainable cash flows priced well below 7x. Due to price appreciation and additions, the Fund’s allocation to Financials did increase from 5.7% to 10.1% over this past year. New holdings include EZCORP, Inc. (EZPW), a pawn broker and pay day lender, with a 19% ROE, purchased near 8x earnings. Also Endurance Specialty Holdings (ENH), a property and casualty insurance firm, was acquired for 72% of book value. Since ENH invests the majority of its assets in bonds, real estate, and common stocks, such a large discount to book implies to us that we are acquiring a solid, diversified portfolio on sale, at a 28% discount.

The Fund also saw strong gains from its Health Care holdings. Our overweight to this sector remains intact as we think names with attractive valuations may be poised for strong growth as the number of older people in the U.S. and most other developed countries should continue to grow, as this chart depicts.

World Population Growth by Age Group from 2011 to 2031

2013 may be a year investors recognize competitive advantages of the U.S. relative to other developed economies. A stable and attractively priced workforce, pent-up demand for infrastructure, and abundant, low-cost natural gas are among the reasons we think U.S. manufacturing is poised for a renaissance. Accordingly, we continue to favor Industrials and Materials.

Source: U.S. Census Bureau and Ned Davis Research, Inc., as of 8/22/2012 Copyright 2012 Ned Davis Research, Inc. Further distribution prohibited without prior permission. All Rights Reserved. See NDR Disclaimer at www.ndr.com/ copyright.html. For data vendor disclaimers refer to www.ndr.com/vendorinfo/.

Industrials expanded nicely in the fourth quarter, rising almost 10% in the benchmark; Materials, Consumer Discretionary, and Technology also performed well. In our opinion, this is illustrative of the early stages of a trend migration from defensive sectors to more cyclical names, as investors gradually become more confident in the economic outlook.

The continuing flow of investable assets from stocks into bonds, now in its fifth year, provides the contrarian evidence that the equity rally is far from over. Bull markets end in euphoria, not pessimism. And, as fixed income becomes subject to inflation, investors may revert their flows back to high quality, common stocks, which represent ownership of real assets. This gives us conviction that the Fund remains a sensible and intelligent capital appreciation vehicle over the long term.

Economic predictions are based on estimates and are subject to change.
CFA is a registered trademark owned by the CFA Institute.

8

HEARTLAND VALUE FUND

(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns	Inception	Since	Twenty-Five	Fifteen	Ten	Five	Three	One
as of December 31, 2012	Date	Inception	Years	Years	Years	Years	Years	Year
Investor Class (HRTVX)	12/28/84	12.42%	12.40%	8.34%	9.90%	2.34%	8.72%	13.83%
Institutional Class (HNTVX)	5/1/08	12.47	12.44	8.42	10.02	2.55	8.91	13.98
Russell 2000® Value Index	–	11.10	11.28	7.19	9.50	3.55	11.57	18.05
Russell 2000® Index	–	9.60	9.74	5.89	9.72	3.56	12.25	16.35

Index Source: FactSet Research Systems, Inc. and Russell.

In the prospectus dated 5/1/12, the gross expense ratios for the Investor and Institutional Class are 1.10% and 0.91%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.09% and 0.93%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic values may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Russell.

PORTFOLIO HIGHLIGHTS & STATISTICS

Number of holdings (excludes cash equivalents and options)	129
Net assets	$1,144 mil.
NAV (Investor Class)	$40.66
NAV (Institutional Class)	$41.13
Median market cap	$267 mil.
Weighted average market cap	$760 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)

AuRico Gold, Inc.	4.7%
Newpark Resources, Inc.	3.2
Accuray, Inc.	2.8
Golden Star Resources, Ltd.	2.8
Unit Corp.	2.8
Trinity Biotech PLC (ADR)	1.8
Cambrex Corp.	1.7
Computer Task Group, Inc.	1.6
AECOM Technology Corp.	1.6
The Ensign Group, Inc.	1.5

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index. All information, unless otherwise indicated, is as of 12/31/12.

9

THE HEARTLAND FAMILY OF EQUITY FUNDS

ADDITIONAL FUND CHARACTERISTICS (UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on December 31, 2012.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Micro-Cap Holdings – $0 - $300 million	0.0%	2.9%	30.9%
Small-Cap Holdings – $300 million - $2 billion	20.4	76.6	49.3
Mid-Cap Holdings – $2 - $10 billion	35.6	19.9	11.5
Large-Cap Holdings – Greater than $10 billion	42.3	0.0	0.0
Short-Term Investments	1.7	0.6	8.3
TOTAL	100.0%	100.0%	100.0%

SECTOR ALLOCATION – % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2012. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Consumer Discretionary	6.9%	7.2%	5.4%
Consumer Staples	6.0	0.0	1.2
Energy	13.9	12.8	10.0
Financials	15.9	13.6	9.3
Health Care	13.0	16.7	20.1
Industrials	19.2	26.0	24.0
Information Technology	15.8	7.7	11.2
Materials	7.6	15.4	10.5
Short-Term Investments	1.7	0.6	8.3
TOTAL	100.0%	100.0%	100.0%

Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Investments purchased with cash collateral from securities loaned, if any, are excluded from these tables.

10

FINANCIAL STATEMENTS

SELECT VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2012

COMMON STOCKS (98.9%)	SHARES	VALUE

Airlines (2.9%)
Southwest Airlines Co.	1,764,190	$18,065,306

Auto Components (2.8%)
Johnson Controls, Inc.	576,030	17,684,121

Building Products (2.4%)
Universal Forest Products, Inc.	391,400	14,888,856

Capital Markets (4.1%)
Raymond James Financial, Inc.	246,104	9,482,387
The Bank of New York Mellon Corp.	627,200	16,119,040
		25,601,427

Chemicals (1.6%)
The Mosaic Co.	184,157	10,428,811

Commercial Banks (5.2%)
BB&T Corp.	340,520	9,912,537
First Interstate Bancsystem, Inc. (Class A)(a)	824,300	12,718,949
The PNC Financial Services Group, Inc.	171,480	9,998,999
		32,630,485

Communications Equipment (2.5%)
Cisco Systems, Inc.	813,030	15,976,040

Construction & Engineering (7.3%)
EMCOR Group, Inc.(b)	382,528	13,239,294
MasTec, Inc.(c)	618,335	15,415,091
URS Corp.	443,610	17,416,129
		46,070,514

Consumer Finance (3.4%)
Capital One Financial Corp.	370,875	21,484,789

Electronic Equipment & Instruments (7.0%)
Avnet, Inc.(c)	437,525	13,392,640
Benchmark Electronics, Inc.(c)	818,530	13,603,969
TE Connectivity, Ltd.	461,800	17,142,016
		44,138,625

Energy Equipment & Services (7.2%)
Ensco PLC (Class A)	269,275	15,962,622
McDermott International, Inc.(c)	1,237,273	13,634,748
Tidewater, Inc.	355,950	15,903,846
		45,501,216

Food & Staples Retailing (1.1%)
CVS Caremark Corp.	137,800	6,662,630

Food Products (5.0%)
Archer-Daniels-Midland Co.	497,014	13,613,213
Bunge, Ltd.	245,200	17,823,588
		31,436,801

Health Care Equipment & Supplies (6.6%)
Boston Scientific Corp.(c)	2,839,630	16,271,080
Covidien PLC	168,702	9,740,853
Zimmer Holdings, Inc.	231,400	15,425,124
		41,437,057

Health Care Providers & Services (2.3%)
Quest Diagnostics, Inc.	248,700	14,491,749

Hotels Restaurants & Leisure (3.4%)
Royal Caribbean Cruises, Ltd.	222,400	7,561,600
WMS Industries, Inc.(c)	810,000	14,175,000
		21,736,600

Insurance (3.3%)
Endurance Specialty Holdings, Ltd.	370,800	14,717,052
Willis Group Holdings PLC	189,400	6,350,582
		21,067,634

Machinery (1.5%)
AGCO Corp.(c)	199,500	9,799,440

Metals & Mining (6.0%)
AuRico Gold, Inc. (CAD)(c)(d)	2,417,140	19,901,856
RTI International Metals, Inc.(c)	651,300	17,949,828
		37,851,684

Multiline Retail (0.7%)
Kohl’s Corp.	107,000	4,598,860

Oil, Gas & Consumable Fuels (6.8%)
Devon Energy Corp.	277,275	14,429,391
Hess Corp.	261,225	13,834,476
Marathon Oil Corp.	472,675	14,492,216
		42,756,083

Pharmaceuticals (4.2%)
Hospira, Inc.(c)	395,160	12,344,799
Pfizer, Inc.	573,090	14,373,097
		26,717,896

Professional Services (3.0%)
Manpower, Inc.	365,100	15,494,844
The Dun & Bradstreet Corp.	42,700	3,358,355
		18,853,199

Road & Rail (2.3%)
Ryder System, Inc.	291,900	14,574,567

Semiconductors (6.3%)
ATMI, Inc.(c)	763,140	15,934,363
Intel Corp.	648,690	13,382,475
RF Micro Devices, Inc.(c)	2,383,200	10,676,736
		39,993,574

TOTAL COMMON STOCKS (Cost $551,667,518)		$624,447,964

	INTEREST	PAR
SHORT-TERM INVESTMENTS (1.7%)	RATE	AMOUNT	VALUE
Time Deposits (1.7%)
Wells Fargo & Co. (Grand Cayman)(e)(f)	0.03%	$10,664,577	$10,664,577

TOTAL SHORT-TERM INVESTMENTS (Cost $10,664,577)			$10,664,577

TOTAL INVESTMENTS (100.6%) (COST $562,332,095)			635,112,541
OTHER ASSETS AND LIABILITIES, NET (-0.6%)			(3,565,979)
TOTAL NET ASSETS (100.0%)			$631,546,562

The accompanying Notes to Financial Statements are an integral part of these Statements.

11

VALUE PLUS FUND – SCHEDULE OF INVESTMENTS

December 31, 2012

COMMON STOCKS (99.8%)	SHARES	VALUE
Auto Components (1.2%)
Superior Industries International, Inc.(a)	1,600,000	$32,640,000

Building Products (2.7%)
Quanex Building Products Corp.	1,450,000	29,594,500
Universal Forest Products, Inc.(a)	1,100,000	41,844,000
		71,438,500

Capital Markets (0.3%)
BGC Partners, Inc. (Class A)	2,000,000	6,920,000

Chemicals (7.7%)
American Vanguard Corp.(a)	1,275,000	39,614,250
Intrepid Potash, Inc.	1,875,000	39,918,750
Olin Corp.	3,250,000	70,167,500
Sensient Technologies Corp.	900,000	32,004,000
Zep, Inc.(a)	1,575,000	22,743,000
		204,447,500

Commercial Banks (10.0%)
Associated Banc-Corp.	3,750,000	49,200,000
Centerstate Banks, Inc.(a)	1,725,000	14,714,250
Glacier Bancorp, Inc.	1,825,000	26,845,750
Independent Bank Corp.	1,000,000	28,950,000
Old National Bancorp	4,125,000	48,963,750
Renasant Corp.(a)	1,700,000	32,538,000
StellarOne Corp.(a)	1,625,000	22,977,500
Umpqua Holdings Corp.	3,625,000	42,738,750
		266,928,000

Communications Equipment (0.9%)
Black Box Corp.(a)	1,013,195	24,661,166

Construction & Engineering (2.7%)
Granite Construction, Inc.(a)	2,158,500	72,568,770

Diversified Consumer Services (1.9%)
Regis Corp.(a)	3,000,000	50,760,000

Diversified Financial Services (0.5%)
Asset Acceptance Capital Corp.(a)(c)(g)	2,753,559	12,391,016

Electrical Equipment (2.2%)
Brady Corp. (Class A)	387,567	12,944,738
Encore Wire Corp.(a)	1,550,000	46,980,500
		59,925,238

Electronic Equipment & Instruments (3.8%)
AVX Corp.	1,750,000	18,865,000
CTS Corp.(a)	2,375,000	25,246,250
Electro Rent Corp.	1,138,843	17,515,405
Park Electrochemical Corp.(a)	1,575,000	40,524,750
		102,151,405

Energy Equipment & Services (8.8%)
CARBO Ceramics, Inc.	650,000	50,921,000
Gulf Island Fabrication, Inc.(a)	1,325,000	31,839,750
Patterson-UTI Energy, Inc.	4,150,000	77,314,500
Unit Corp.(c)	1,675,000	75,458,750
		235,534,000

Health Care Equipment & Supplies (11.4%)
Analogic Corp.(a)	850,000	63,155,000
CONMED Corp.(a)	1,800,000	50,310,000
Invacare Corp.(a)	3,000,000	48,900,000
STERIS Corp.	1,850,000	64,250,500
Teleflex, Inc.	1,100,000	78,441,000
		305,056,500

Health Care Providers & Services (5.3%)
Omnicare, Inc.	2,000,000	72,200,000
Owens & Minor, Inc.	1,200,000	34,212,000
PharMerica Corp.(a)(c)	2,500,000	35,600,000
		142,012,000

Insurance (0.9%)
Horace Mann Educators Corp.	1,200,000	23,952,000

IT Services (0.9%)
Mantech International Corp. (Class A)	900,000	23,346,000

Machinery (8.3%)
Albany International Corp. (Class A)(a)	1,750,000	39,690,000
Briggs & Stratton Corp.	1,600,000	33,728,000
ESCO Technologies, Inc.	1,000,000	37,410,000
Federal Signal Corp.(a)(c)	6,150,000	46,801,500
FreightCar America, Inc.(a)	1,100,000	24,662,000
John Bean Technologies Corp.	546,110	9,704,375
Kaydon Corp.	1,200,000	28,716,000
		220,711,875

Media (2.6%)
Harte-Hanks, Inc.(a)	3,850,000	22,715,000
Meredith Corp.	1,350,000	46,507,500
		69,222,500

Metals & Mining (7.8%)
Commercial Metals Co.	2,800,000	41,608,000
Kaiser Aluminum Corp.(a)	950,000	58,605,500
Materion Corp.(a)	1,900,000	48,982,000
Worthington Industries, Inc.	2,300,000	59,777,000
		208,972,500

Multiline Retail (1.5%)
Fred’s, Inc. (Class A)(a)	3,000,000	39,930,000

Oil, Gas & Consumable Fuels (4.1%)
Berry Petroleum Co. (Class A)	1,050,000	35,227,500
Stone Energy Corp.(a)(c)	2,700,000	55,404,000
Ultra Petroleum Corp.(c)	1,000,000	18,130,000
		108,761,500

Professional Services (5.8%)
CDI Corp.(a)(g)	1,600,000	27,408,000
Heidrick & Struggles International, Inc.(a)	1,675,000	25,560,500
Navigant Consulting, Inc.(a)(c)	2,850,000	31,806,000
Resources Connection, Inc.(a)	2,650,000	31,641,000
The Dun & Bradstreet Corp.	500,000	39,325,000
		155,740,500

Road & Rail (2.2%)
Con-way, Inc.	2,100,000	58,422,000

Semiconductors (2.1%)
Entegris, Inc.(c)	1,500,000	13,770,000
Micrel, Inc.(a)	3,550,000	33,725,000
MKS Instruments, Inc.	350,000	9,023,000
		56,518,000

Thrifts & Mortgage Finance (2.0%)
Berkshire Hills Bancorp, Inc.(a)	1,175,000	28,035,500
Provident Financial Services, Inc.	1,725,000	25,737,000
		53,772,500

Trading Companies & Distributors (2.2%)
GATX Corp.	1,350,000	58,455,000

TOTAL COMMON STOCKS (Cost $2,464,416,810)		$2,665,238,470

	INTEREST	PAR
SHORT-TERM INVESTMENTS (0.6%)	RATE	AMOUNT	VALUE
Time Deposits (0.6%)
Citibank (Nassau)(e)(f)	0.03%	$15,516,574	$15,516,574

TOTAL SHORT-TERM INVESTMENTS (COST $15,516,574)			$15,516,574

TOTAL INVESTMENTS (100.4%) (COST $2,479,933,384)			2,680,755,044
OTHER ASSETS AND LIABILITIES, NET (-0.4%)			(10,529,968)
TOTAL NET ASSETS (100.0%)			$2,670,225,076

The accompanying Notes to Financial Statements are an integral part of these Statements.

12

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2012

COMMON STOCKS (91.7%)	SHARES	VALUE
Aerospace & Defense (2.4%)
AAR Corp.	500,000	$9,340,000
Exelis, Inc.	100,000	1,127,000
Orbital Sciences Corp.(c)	200,000	2,754,000
Spirit Aerosystems Holdings, Inc. (Class A)(c)	850,000	14,424,500
		27,645,500

Air Freight & Logistics (0.3%)
Pacer International, Inc.(c)	1,000,000	3,900,000

Airlines (2.5%)
Hawaiian Holdings, Inc.(c)	1,000,000	6,570,000
JetBlue Airways Corp.(c)	500,000	2,855,000
Spirit Airlines, Inc.(c)	750,000	13,290,000
Westjet Airlines, Ltd. (CAD)(d)(f)	300,000	5,974,666
		28,689,666

Biotechnology (0.3%)
Cangene Corp. (CAD)(c)(d)	2,000,000	3,719,714

Capital Markets (1.8%)
FirstCity Financial Corp.(a)(c)	785,000	7,645,900
Janus Capital Group, Inc.	1,500,000	12,780,000
		20,425,900

Chemicals (1.1%)
American Vanguard Corp.(a)(b)	400,000	12,428,000

Commercial Banks (3.1%)
CoBiz Financial, Inc.	330,800	2,471,076
Hawthorn Bancshares, Inc.(a)	137,540	1,082,440
Heritage Financial Corp.	250,000	3,672,500
MidSouth Bancorp, Inc.(g)	500,000	8,175,000
North Valley Bancorp(a)(c)	400,000	5,676,000
Pacific Continental Corp.	250,000	2,432,500
TCF Financial Corp.	750,000	9,112,500
The Bancorp, Inc.(c)	300,000	3,291,000
		35,913,016

Commercial Services & Supplies (2.1%)
Intersections, Inc.(a)	1,232,109	11,680,393
Perma-Fix Environmental Services, Inc.(a)(c)(g)	4,000,000	2,724,400
TRC Cos., Inc.(a)(c)(g)	1,609,303	9,366,144
		23,770,937

Communications Equipment (3.0%)
Hemisphere GPS, Inc. (CAD)(a)(c)(d)(g)	6,296,000	4,620,569
InterDigital, Inc.	400,000	16,440,000
Lantronix, Inc.(a)(c)(g)	1,004,557	1,978,977
PC-Tel, Inc.	309,233	2,226,478
Westell Technologies, Inc. (Class A)(a)(c)	4,800,000	8,880,000
		34,146,024

Construction & Engineering (4.6%)
AECOM Technology Corp.(c)	750,000	17,850,000
Aegion Corp.(c)	200,000	4,438,000
Argan, Inc.(a)	500,000	9,000,000
Layne Christensen Co.(c)	400,000	9,708,000
Northwest Pipe Co.(a)(c)	500,000	11,930,000
		52,926,000

Consumer Finance (0.5%)
Ezcorp, Inc. (Class A)(c)	300,384	5,965,626

Diversified Consumer Services (1.5%)
American Public Education, Inc.(c)	125,000	4,513,750
Lincoln Educational Services Corp.(a)	2,200,000	12,298,000
		16,811,750

Diversified Financial Services (1.7%)
Asset Acceptance Capital Corp.(c)(g)	627,500	2,823,750
Collection House, Ltd. (AUD)(d)(f)	4,620,000	4,755,481
Encore Capital Group, Inc.(c)	400,000	12,248,000
		19,827,231

Electrical Equipment (1.8%)
Magnetek, Inc.(a)(c)(g)	299,999	3,089,990
Powell Industries, Inc.(c)	300,000	12,459,000
Power Solutions International, Inc.(c)	100,000	1,618,000
PowerSecure International, Inc.(c)	54,200	423,302
Ultralife Corp.(c)	772,772	2,503,781
		20,094,073

Electronic Equipment & Instruments (0.8%)
PC Connection, Inc.	300,000	3,450,000
Richardson Electronics, Ltd.	500,000	5,660,000
		9,110,000

Energy Equipment & Services (7.8%)
Matrix Service Co.(c)	100,000	1,150,000
Newpark Resources, Inc.(a)(c)	4,600,000	36,110,000
TETRA Technologies, Inc.(c)	1,500,000	11,385,000
Unit Corp.(c)	700,000	31,535,000
Willbros Group, Inc.(c)	1,742,720	9,340,979
		89,520,979

Food & Staples Retailing (0.3%)
Roundy’s, Inc.(h)	798,101	3,551,549

Food Products (0.4%)
Hanover Foods Corp. (Class A)(f)(g)	49,250	4,728,000
Riken Vitamin Co., Ltd. (JPY)(d)	12,800	293,128
		5,021,128

Health Care Equipment & Supplies (10.7%)
Accuray, Inc.(a)(c)	5,000,000	32,150,000
Analogic Corp.(a)(b)	100,000	7,430,000
CONMED Corp.	500,000	13,975,000
Digirad Corp.(a)(c)(g)	1,800,000	3,690,000
Fukuda Denshi Co., Ltd. (JPY)(d)(f)	323,900	10,014,714
Invacare Corp.	750,000	12,225,000
Iridex Corp.(a)(c)	335,703	1,268,958
Nissui Pharmaceutical Co., Ltd. (JPY)(d)(f)(g)	938,000	9,910,211
RTI Biologics, Inc.(c)	750,000	3,202,500
STAAR Surgical Co.(c)	1,250,000	7,625,000
Trinity Biotech PLC (ADR)(a)	1,410,000	20,332,200
		121,823,583

Health Care Providers & Services (5.0%)
Healthways, Inc.(c)	200,000	2,140,000
Hooper Holmes, Inc.(a)(c)(g)	6,615,000	2,626,155
LHC Group, Inc.(c)	500,000	10,650,000
Omnicare, Inc.	365,200	13,183,720
PDI, Inc.(a)(c)(g)	1,400,000	10,640,000
The Ensign Group, Inc.	646,300	17,572,897
		56,812,772

Hotels, Restaurants & Leisure (1.3%)
Denny’s Corp.(c)	1,898,600	9,265,168
Ruby Tuesday, Inc.(c)	300,000	2,358,000
Ruth’s Hospitality Group, Inc.(c)	500,000	3,635,000
		15,258,168

Household Products (0.5%)
Oil-Dri Corp. of America	200,000	5,520,000

Insurance (1.2%)
Endurance Specialty Holdings Ltd.	200,000	7,938,000
United Insurance Holdings Corp.(a)	925,200	5,643,720
		13,581,720

IT Services (3.4%)
Analysts International Corp.(a)(c)(g)	478,000	1,510,480
Computer Task Group, Inc.(a)(c)	1,000,000	18,230,000
Dynamics Research Corp.(a)(c)	818,400	4,787,640
Official Payments Holdings, Inc.(a)(c)(g)	1,600,000	9,024,000
StarTek, Inc.(a)(c)(g)	1,400,000	5,642,000
		39,194,120

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

VALUE FUND – SCHEDULE OF INVESTMENTS

December 31, 2012

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Leisure Equipment & Products (0.1%)
Callaway Golf Co.	100,000	$650,000

Life Sciences Tools & Services (2.3%)
BioClinica, Inc.(a)(c)(g)	1,300,000	7,436,000
Cambrex Corp.(a)(c)	1,700,000	19,346,000
		26,782,000

Machinery (6.2%)
Astec Industries, Inc.	450,000	14,998,500
Federal Signal Corp.(c)	2,148,025	16,346,470
Flow International Corp.(c)	400,000	1,400,000
Hardinge, Inc.	500,000	4,970,000
Harsco Corp.	300,000	7,050,000
L.B. Foster Co. (Class A)(b)	200,000	8,688,000
Lydall, Inc.(c)	700,000	10,038,000
MFRI, Inc.(a)(c)(g)	576,000	3,265,920
Supreme Industries, Inc. (Class A)(a)(c)(g)	1,275,000	4,347,750
		71,104,640

Media (0.6%)
Saga Communications, Inc. (Class A)	105,508	4,906,122
Tiger Media, Inc.(a)(c)(g)	1,200,000	1,404,000
		6,310,122

Metals & Mining (9.5%)
AuRico Gold, Inc. (CAD)(c)(d)	6,500,000	53,518,649
Energold Drilling Corp. (CAD)(c)(d)	1,000,000	3,015,985
Golden Star Resources, Ltd.(a)(c)	17,167,136	31,587,530
Hecla Mining Co.	500,000	2,915,000
Olympic Steel, Inc.	544,317	12,051,178
U.S. Silver and Gold, Inc. (CAD)(a)(c)(d)	3,000,000	5,187,494
		108,275,836

Multiline Retail (1.5%)
ALCO Stores, Inc.(a)(c)	380,400	3,339,912
Fred’s, Inc. (Class A)	1,000,000	13,310,000
		16,649,912

Oil, Gas & Consumable Fuels (2.1%)
Bill Barrett Corp.(c)	500,000	8,895,000
Clayton Williams Energy, Inc.(c)	125,000	5,000,000
Scorpio Tankers, Inc.(c)	400,000	2,844,000
Swift Energy Co.(c)	500,000	7,695,000
		24,434,000

Pharmaceuticals (1.8%)
ASKA Pharmaceutical Co., Ltd. (JPY)(d)(f)	500,000	2,725,941
Fuji Pharmaceutical Co., Ltd. (JPY)(d)(f)	500,000	8,054,966
Heska Corp.	180,380	1,461,078
Questcor Pharmaceuticals, Inc.(h)	325,000	8,684,000
		20,925,985

Professional Services (3.6%)
Barrett Business Services, Inc.(a)	245,600	9,354,904
Hudson Global, Inc.(a)(c)(g)	2,906,941	13,023,096
Navigant Consulting, Inc.(c)	1,200,000	13,392,000
RCM Technologies, Inc.(a)(g)	1,100,000	5,555,000
		41,325,000

Road & Rail (0.5%)
Marten Transport, Ltd.	300,000	5,517,000

Semiconductors (1.6%)
CyberOptics Corp.(c)	200,000	1,484,000
Micrel, Inc.	1,000,000	9,500,000
TriQuint Semiconductor, Inc.(c)	1,500,000	7,260,000
		18,244,000

Software (2.4%)
Actuate Corp.(c)	1,150,300	6,441,680
ePlus, Inc.(a)	400,000	16,536,000
Progress Software Corp.(c)	200,000	4,198,000
		27,175,680

Specialty Retail (0.3%)
Casual Male Retail Group, Inc.(c)	700,000	2,940,000

Textiles, Apparel & Luxury Goods (0.2%)
Hampshire Group, Ltd.(c)(f)	291,699	907,184
Lakeland Industries, Inc.(a)(c)	374,500	1,861,265
		2,768,449

Thrifts & Mortgage Finance (0.9%)
B of I Holding, Inc.(c)	211,162	5,885,085
HF Financial Corp.(a)(g)	350,000	4,599,000
		10,484,085

TOTAL COMMON STOCKS (Cost $904,031,443)		$1,049,244,165

	INTEREST	PAR
SHORT-TERM INVESTMENTS (8.3%)	RATE	AMOUNT	VALUE
Time Deposits (8.3%)
JPMChase (London)(e)(f)	0.03%	$49,932,695	$49,932,695
Bank of America (London)(e)(f)	0.03%	45,423,677	45,423,677

TOTAL SHORT-TERM INVESTMENTS (COST $95,356,372)			$95,356,372

INVESTMENTS PURCHASED WITH
CASH COLLATERAL FROM	INTEREST
SECURITIES LOANED (0.3%)	RATE	SHARES	VALUE
Registered Investment Companies (0.3%)
Invesco Treasury Portfolio Short-Term
Investments Trust, Institutional Class(j)	0.02%	3,192,500	$3,192,500

TOTAL INVESTMENTS PURCHASED WITH
CASH COLLATERAL FROM
SECURITIES LOANED (COST $3,192,500)			$3,192,500

TOTAL INVESTMENTS (100.3%) (COST $1,002,580,315)			$1,147,793,037
OTHER ASSETS AND LIABILITIES, NET (-0.3%)(i)			(3,967,092)
TOTAL NET ASSETS (100.0%)			$1,143,825,945

(a)	Affiliated company. See Note 12 in Notes to Financial Statements.
(b)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the securities collateralized as of December 31, 2012 for the Select Value and Value Funds totals $12,978,750 and $24,088,000, respectively. See Note 4 in Notes to Financial Statements.
(c)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(d)	Traded in a foreign country.
(e)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2012.
(f)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements.
(g)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(h)	Loaned security; a portion or all of the security was on loan at December 31, 2012. See Note 5 in Notes to Financial Statements.
(i)	Includes cash which is being held as collateral for written options. See Segregated Cash in the Statements of Assets and Liabilities.
(j)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 5 in Notes to Financial Statements. The rate listed is the 7-day yield as of December 31, 2012.

Common Abbreviations:

(ADR) American Depositary Receipt

(AUD) Australia

(CAD) Canada

(JPY) Japan

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International and are not covered by the Report of Independent Registered Public Accounting Firm.

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2012

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$562,332,095	$2,479,933,384	$1,002,580,315
Investments in securities, at value	$622,393,592	$1,455,780,842	$759,463,200
Investments in affiliates, at value (See Note 12)	12,718,949	1,224,974,202	388,329,837
Total Investments, at value(b)	635,112,541	2,680,755,044	1,147,793,037
Segregated Cash	—	—	6,500,000
Foreign currency, at value (cost $0, $0 and $20,509, respectively)	—	—	20,509
Receivable for securities sold	—	292,643	1,865,248
Accrued dividends and interest	233,608	714,786	127,232
Accrued securities lending income	—	—	14,126
Receivable for capital shares issued	293,617	2,778,203	1,325,856
Prepaid expenses	26,917	42,024	23,102
TotalAssets	635,666,683	2,684,582,700	1,157,669,110

LIABILITIES:
Written options, at value (proceeds $90,410, $0 and $1,079,605, respectively)	262,500	—	965,500
Payable for securities purchased	—	908,636	6,612,177
Payable for capital shares redeemed	3,727,167	12,936,417	2,797,851
Payable for collateral upon return of securities loaned	—	—	3,192,500
Accrued expenses
Fund accounting fees	11,105	44,845	20,919
Transfer agency fees	70,389	289,144	100,261
Other	48,960	178,582	153,957
Total Liabilities	4,120,121	14,357,624	13,843,165
TOTAL NET ASSETS	$631,546,562	$2,670,225,076	$1,143,825,945

NET ASSETS CONSIST OF:
Paid-in capital	$550,692,922	$2,457,295,426	$980,159,302
Accumulated undistributed net investment income (loss)	—	—	(34,990)
Accumulated undistributed gains (losses) on investments, options and translation of assets and liabilities in foreign currency	8,245,284	12,107,990	18,374,786
Net unrealized appreciation (depreciation) on investments	72,608,356	200,821,660	145,326,847
TOTAL NET ASSETS	$631,546,562	$2,670,225,076	$1,143,825,945

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$456,456,335	$1,612,755,681	$1,052,103,997
Shares outstanding	15,650,945	54,314,938	25,877,659
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$29.16	$29.69	$40.66
INSTITUTIONAL CLASS:
Net assets	$175,090,227	$1,057,469,395	$91,721,948
Shares outstanding	6,011,412	35,680,599	2,229,850
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$29.13	$29.64	$41.13

(a)	Includes cost of investments in affiliates of $10,399,678 for the Select Value Fund, $1,169,237,282 for the Value Plus Fund and $368,863,162 for the Value Fund. See Note 12 in the Notes to Financial Statements.
(b)	At December 31, 2012, securities with a market value of $0 for the Select Value Fund, $0 for the Value Plus Fund and $3,117,000 for the Value Fund were on loan to broker, respectively. See Note 5 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

statements of operations

For the Year Ended December 31, 2012

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$12,010,735	$65,200,922	$13,941,080
Interest	—	19,162	16,067
Securities lending	—	—	14,126
Foreign taxes withheld	(4,749)	—	(109,098)
Total Investment Income	12,005,986	65,220,084	13,862,175

EXPENSES:
Management fees	5,375,873	17,596,085	8,689,602
Distribution fees - Investor Class	1,342,059	4,222,342	1,954,654
Transfer agency fees	898,964	3,460,257	1,133,616
Fund accounting fees	144,742	500,743	238,948
Custodian fees	42,241	136,690	90,540
Printing and communication fees	15,392	71,870	51,058
Postage fees	46,643	289,783	44,281
Legal fees	13,685	49,012	20,630
Registration fees	68,253	273,038	64,249
Directors' fees	41,718	140,507	66,240
Audit and tax fees	30,267	70,157	43,271
Insurance fees	38,967	114,652	62,723
Other expenses	36,243	104,624	55,217
Total Expenses	8,095,047	27,029,760	12,515,029
NET INVESTMENT INCOME (LOSS)	3,910,939	38,190,324	1,347,146

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND
TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	37,854,891	136,096,568	45,345,624
Investments - Affiliated securities	—	(36,285,031)	55,184,537
Written options	—	—	4,032,664
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	44,336,682	131,182,910	43,404,382
Written options	(172,090)	—	102,006
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, OPTIONS
AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	82,019,483	230,994,447	148,069,213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$85,930,422	$269,184,771	$149,416,359

(a)	Including $403,907, $19,048,677 and $5,577,182 received from affiliated issuers on Select Value Fund, Value Plus Fund and Value Fund, respectively. See Note 12 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

STATEMENTS OF CHANGES IN NET ASSETS

	SELECT VALUE FUND		VALUE PLUS FUND
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$3,910,939	$4,311,248	$38,190,324	$16,657,979
Net realized gains (losses) on investments, options and translation of assets and liabilities in foreign currency	37,854,891	13,851,197	99,811,537	23,131,341
Net change in unrealized appreciation (depreciation) on investments, options and translation of assets and liabilities in foreign currency	44,164,592	(76,552,929)	131,182,910	(160,158,752)
Net increase (decrease) in net assets resulting from operations	85,930,422	(58,390,484)	269,184,771	(120,369,432)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(2,043,170)	(2,674,170)	(18,766,548)	(10,854,116)
Institutional Class	(1,436,765)	(1,359,690)	(15,628,453)	(5,540,084)
Net realized gains on investments
Investor Class	(15,430,612)	(6,115,954)	(42,946,075)	(18,975,450)
Institutional Class	(5,817,098)	(1,759,025)	(28,195,688)	(6,221,996)
Total distributions to shareholders	(24,727,645)	(11,908,839)	(105,536,764)	(41,591,646)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	81,651,131	168,007,317	337,350,897	980,773,033
Dividends reinvested	17,300,785	8,618,055	60,821,747	29,320,788
Value of shares redeemed(a)	(255,023,843)	(156,153,593)	(570,649,829)	(625,977,541)
Total Investor Class	(156,071,927)	20,471,779	(172,477,185)	384,116,280
Institutional Class
Proceeds from shares issued	44,020,380	110,879,107	584,642,955	496,813,795
Dividends reinvested	7,093,500	2,847,164	42,123,015	10,995,918
Value of shares redeemed(a)	(54,168,177)	(22,629,656)	(169,451,953)	(98,113,227)
Total Institutional Class	(3,054,297)	91,096,615	457,314,017	409,696,486
Net increase (decrease) in net assets derived from capital transactions	(159,126,224)	111,568,394	284,836,832	793,812,766

TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,923,447)	41,269,071	448,484,839	631,851,688
NET ASSETS AT THE BEGINNING OF THE PERIOD	729,470,009	688,200,938	2,221,740,237	1,589,888,549
NET ASSETS AT THE END OF THE PERIOD*	$631,546,562	$729,470,009	$2,670,225,076	$2,221,740,237
*INCLUDES ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	$—	$(13,652)	$—	$—

(a)  Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

STATEMENTS OF CHANGES IN NET ASSETS

	VALUE FUND
	For the	For the
	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$1,347,146	$(5,264,906)
Net realized gains (losses) on investments, options and translation of assets and liabilities in foreign currency	104,562,825	50,867,769
Net change in unrealized appreciation (depreciation) on investments, options and translation of assets and liabilities in foreign currency	43,506,388	(130,573,291)
Net increase (decrease) in net assets resulting from operations	149,416,359	(84,970,428)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments
Investor Class	(71,098,035)	(65,225,291)
Institutional Class	(6,101,255)	(4,082,694)
Total distributions to shareholders	(77,199,290)	(69,307,985)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	57,035,454	113,317,117
Dividends reinvested	69,046,254	63,341,488
Value of shares redeemed(a)	(209,604,071)	(255,947,738)
Total Investor Class	(83,522,363)	(79,289,133)
Institutional Class
Proceeds from shares issued	24,132,934	33,312,617
Dividends reinvested	6,053,780	3,965,671
Value of shares redeemed(a)	(11,261,890)	(10,619,674)
Total Institutional Class	18,924,824	26,658,614
Net increase (decrease) in net assets derived from capital transactions	(64,597,539)	(52,630,519)

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,619,530	(206,908,932)
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,136,206,415	1,343,115,347
NET ASSETS AT THE END OF THE PERIOD*	$1,143,825,945	$1,136,206,415
*INCLUDES ACCUMULATED UNDISTRIBUTED NET INVESTMENT LOSS	$(34,990)	$(3,622,366)

(a)  Value of shares redeemed includes amounts for early redemption fees. See Note 8 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

FINANCIAL HIGHLIGHTS – SELECT VALUE FUND

	For the Year Ended December 31,

Investor Class	2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value, beginning of period	$26.81	$29.18	$24.91	$18.07	$26.48
Income (loss) from investment operations:(e)
Net investment income	0.15	0.14	0.16	0.14	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	3.33	(2.09)	4.27	6.84	(8.41)
Total income (loss) from investment operations	3.48	(1.95)	4.43	6.98	(8.28)
Less distributions from:
Net investment income	(0.13)	(0.13)	(0.16)	(0.14)	(0.13)
Net realized gains on investments	(1.00)	(0.29)	—	—	—
Total distributions	(1.13)	(0.42)	(0.16)	(0.14)	(0.13)
Net asset value, end of period	$29.16	$26.81	$29.18	$24.91	$18.07
TOTAL RETURN	13.03%	(6.68)%	17.77%	38.63%	(31.23)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$456,456	$565,978	$600,235	$390,476	$263,379
Percentage of expenses to average net assets	1.21%	1.22%	1.23%	1.27%	1.33%
Percentage of net investment income to average net assets	0.47%	0.52%	0.67%	0.62%	0.65%
Portfolio turnover rate(c)	27%	47%	51%	53%	65%

					For the Period From
	For the Year Ended December 31,				May 1, 2008
					(Inception) to
Institutional Class(d)	2012	2011	2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$26.79	$29.18	$24.89	$18.05	$26.20
Income (loss) from investment operations:(e)
Net investment income	0.22	0.22	0.23	0.21	0.12
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	3.37	(2.09)	4.29	6.84	(8.07)
Total income (loss) from investment operations	3.59	(1.87)	4.52	7.05	(7.95)
Less distributions from:
Net investment income	(0.25)	(0.23)	(0.23)	(0.21)	(0.20)
Net realized gains on investments	(1.00)	(0.29)	—	—	—
Total distributions	(1.25)	(0.52)	(0.23)	(0.21)	(0.20)
Net asset value, end of period	$29.13	$26.79	$29.18	$24.89	$18.05
TOTAL RETURN	13.43%	(6.42)%	18.15%	39.02%	(30.28	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$175,090	$163,492	$87,966	$46,820	$19,623
Percentage of expenses to average net assets before waivers	0.89%	0.91%	0.96%	0.94%	1.29	%(b)
Percentage of expenses to average net assets after waivers	0.89%	0.91%	0.96%	0.94%	0.99	%(b)
Percentage of net investment income to average net assets before waivers	0.78%	0.84%	0.96%	0.93%	1.30	%(b)
Percentage of net investment income to average net assets after waivers	0.78%	0.84%	0.96%	0.93%	1.61	%(b)
Portfolio turnover rate(c)	27%	47%	51%	53%	65	%(b)

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover rate is calculated at the Fund level.

(d) Institutional Class commenced operations on May 1, 2008.

(e) Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

FINANCIAL HIGHLIGHTS – VALUE PLUS FUND

	For the Year Ended December 31,

Investor Class	2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value, beginning of period	$27.72	$29.82	$23.41	$18.70	$22.87
Income (loss) from investment operations:(e)
Net investment income	0.42	0.19	0.12	0.15	0.16
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	2.73	(1.79)	6.55	4.75	(4.23)
Total income (loss) from investment operations	3.15	(1.60)	6.67	4.90	(4.07)
Less distributions from:
Net investment income	(0.36)	(0.18)	(0.10)	(0.19)	(0.10)
Net realized gains on investments	(0.82)	(0.32)	(0.16)	—	—
Total distributions	(1.18)	(0.50)	(0.26)	(0.19)	(0.10)
Net asset value, end of period	$29.69	$27.72	$29.82	$23.41	$18.70
TOTAL RETURN	11.38%	(5.37)%	28.50%	26.37%	(17.88)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,612,756	$1,668,179	$1,425,625	$769,468	$674,004
Percentage of expenses to average net assets	1.16%	1.16%	1.17%	1.21%	1.27%
Percentage of net investment income to average net assets	1.43%	0.76%	0.61%	0.70%	0.88%
Portfolio turnover rate(c)	27%	11%	31%	69%	53%

					For the Period From
	For the Year Ended December 31,				May 1, 2008
					(Inception) to
Institutional Class(d)	2012	2011	2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$27.69	$29.80	$23.40	$18.72	$24.58
Income (loss) from investment operations:(e)
Net investment income	0.44	0.28	0.21	0.15	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	2.78	(1.79)	6.53	4.79	(5.91)
Total income (loss) from investment operations	3.22	(1.51)	6.74	4.94	(5.78)
Less distributions from:
Net investment income	(0.45)	(0.28)	(0.18)	(0.26)	(0.08)
Net realized gains on investments	(0.82)	(0.32)	(0.16)	—	—
Total distributions	(1.27)	(0.60)	(0.34)	(0.26)	(0.08)
Net asset value, end of period	$29.64	$27.69	$29.80	$23.40	$18.72
TOTAL RETURN	11.67%	(5.07)%	28.85%	26.70%	(23.60	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,057,469	$553,561	$164,264	$61,060	$30,702
Percentage of expenses to average net assets before waivers	0.90%	0.87%	0.86%	1.03%	1.19	%(b)
Percentage of expenses to average net assets after waivers	0.90%	0.87%	0.86%	0.99%	0.99	%(b)
Percentage of net investment income (loss) to average net assets before waivers	1.70%	1.14%	0.98%	0.88%	1.13	%(b)
Percentage of net investment income (loss) to average net assets after waivers	1.70%	1.14%	0.98%	0.92%	1.33	%(b)
Portfolio turnover rate(c)	27%	11%	31%	69%	53	%(b)

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover rate is calculated at the Fund level.

(d) Institutional Class commenced operations on May 1, 2008.

(e) Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

FINANCIAL HIGHLIGHTS – VALUE FUND

	For the Year Ended December 31,

Investor Class	2012	2011	2010	2009	2008

PER SHARE DATA
Net asset value, beginning of period	$38.31	$43.82	$36.18	$25.04	$41.50
Income (loss) from investment operations:(e)
Net investment loss	0.10	(0.05)	(0.03)	(0.06)	(0.25)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	5.17	(2.99)	7.73	11.20	(16.13)
Total income (loss) from investment operations	5.27	(3.04)	7.70	11.14	(16.38)
Less distributions from:
Net realized gains on investments	(2.92)	(2.47)	(0.06)	—	(0.08)
Total distributions	(2.92)	(2.47)	(0.06)	—	(0.08)
Net asset value, end of period	$40.66	$38.31	$43.82	$36.18	$25.04
TOTAL RETURN	13.83%	(6.92)%	21.28%	44.49%	(39.53)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,052,104	$1,068,687	$1,293,235	$1,167,784	$870,247
Percentage of expenses to average net assets	1.09%	1.10%	1.14%	1.18%	1.20%
Percentage of net investment income (loss) to average net assets	0.10%	(0.42)%	(0.43)%	(0.42)%	0.53%
Portfolio turnover rate(c)	24%	25%	29%	37%	60%

					For the Period From
	For the Year Ended December 31,				May 1, 2008
					(Inception) to
Institutional Class(d)	2012	2011	2010	2009	December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$38.67	$44.12	$36.36	$25.10	$39.69
Income (loss) from investment operations:(e)
Net investment income (loss)	(0.42)	(1.45)	0.19	0.01	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	5.80	(1.53)	7.63	11.25	(14.53)
Total income (loss) from investment operations	5.38	(2.98)	7.82	11.26	(14.59)
Less distributions from:
Net realized gains on investments	(2.92)	(2.47)	(0.06)	—	—
Total distributions	(2.92)	(2.47)	(0.06)	—	—
Net asset value, end of period	$41.13	$38.67	$44.12	$36.36	$25.10
TOTAL RETURN	13.98%	(6.73)%	21.50%	44.86%	(36.76	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$91,722	$67,520	$49,880	$57,522	$40,399
Percentage of expenses to average net assets before waivers	0.93%	0.91%	0.95%	0.94%	1.06	%(b)
Percentage of expenses to average net assets after waivers	0.93%	0.91%	0.95%	0.94%	0.99	%(b)
Percentage of net investment income (loss) to average net assets before waivers	0.32%	(0.22)%	(0.26)%	(0.18)%	(0.48	)%(b)
Percentage of net investment income (loss) to average net assets after waivers	0.32%	(0.22)%	(0.26)%	(0.18)%	(0.41	)%(b)
Portfolio turnover rate(c)	24%	25%	29%	37%	60	%(b)

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover rate is calculated at the Fund level.

(d) Institutional Class commenced operations on May 1, 2008.

(e) Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2012

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and are determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2012, the Select Value, Value Plus and Value Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2012, the following reclassifications were made to increase (decrease) such amounts.

		ACCUMULATED UNDISTRIBUTED
	ACCUMULATED UNDISTRIBUTED	NET REALIZED (LOSSES)	PAID IN
FUND	NET INVESTMENT INCOME (LOSS)	ON INVESTMENTS	CAPITAL
Select Value Fund	$(417,352)	$(4,431,057)	$4,848,409
Value Plus Fund	(3,795,323)	(10,849,198)	14,644,521
Value Fund	2,240,230	(5,374,367)	3,134,137

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments on the Statement of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	At December 31, 2012, 1.49% of the Value Plus and 10.51% of the Value Funds’ net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. As of December 31, 2012, the Funds did not hold any restricted securities.

(h)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.

•	Level 2 - Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international securities that use a systematic fair valuation model and portfolio securities lacking any sales referenced in Note 2.

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•	Level 3 - Significant unobservable prices or inputs (includes the Board of Directors’ and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012:

	LEVEL 1	LEVEL 2	LEVEL 3
Fund Name	Quoted Prices[1]	Other Significant Observable Inputs[1,2]	Significant Unobservable Inputs[3]	TOTAL
Heartland Select Value Fund
Common Stocks	$624,447,964	$—	$—	$624,447,964
Short-Term Investments	—	10,664,577	—	10,664,577
Other Financial Instruments[4]
Liabilities
Written Options	—	(262,500)	—	(262,500)
Heartland Value Plus Fund
Common Stocks	2,665,238,470	—	—	2,665,238,470
Short-Term Investments	—	15,516,574	—	15,516,574
Heartland Value Fund
Common Stocks	1,002,173,002	47,071,163	—	1,049,244,165
Short-Term Investments	—	95,356,372	—	95,356,372
Investments Purchased with Cash
Collateral from Securities Loaned	3,192,500	—	—	3,192,500
Other Financial Instruments[4]
Liabilities
Written Options	—	(965,500)	—	(965,500)

[1]	The Funds recognize transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of December 31, 2012 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at either the beginning or end of the period.

Security amounts in the Value Fund that were transferred into and out of Levels 1 and 2 at December 31, 2012 were as follows:

	LEVEL 1 - QUOTED PRICES		LEVEL 2 - OTHER SIGNIFICANT OBSERVABLE INPUTS
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$293,129	$(907,184)	$907,184	$(293,129)
Short-Term Investments	—	—	—	—
Total	$293,129	$(907,184)	$907,184	$(293,129)

[2]	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.

[3]	The Funds measure Level 3 activity as of the beginning and end of the financial reporting period. For the year ended December 31, 2012, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

[4]	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts and futures, which are valued at the unrealized appreciation (depreciation).

(4)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. As of December 31, 2012, the Funds did not hold any warrants.

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FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2012, the Funds had no open futures positions.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Select Value and Value Funds had the following transactions in written covered call/put options during the year ended December 31, 2012:

	SELECT VALUE FUND
	NUMBER OF
	CONTRACTS	PREMIUMS
Balance at December 31, 2011	–	$–
Options Written	5,250	186,408
Options Exercised	(1,500)	(95,998)
Balance at December 31, 2012	3,750	$90,410

		WRITTEN
	NUMBER OF	OPTIONS AT
FUND NAME	CONTRACTS	VALUE*
SELECT VALUE FUND
EMCOR Group Inc., $34.75, 1/19/13 (Covered Call)	(3,750)	$(262,500)
Total Written Options	(3,750)	$(262,500)

	VALUE FUND
	NUMBER OF
	CONTRACTS	PREMIUMS
Balance at December 31, 2011	2,500	$62,099
Options Written	162,321	7,327,881
Options Expired	(91,286)	(3,797,203)
Options Closed	(10,744)	(473,930)
Options Exercised	(48,891)	(2,039,242)
Balance at December 31, 2012	13,900	$1,079,605

		WRITTEN
	NUMBER OF	OPTIONS AT
FUND NAME	CONTRACTS	VALUE*
VALUE FUND
American Vanguard Corp., $30.00, 2/16/13 (Covered Call)	(4,000)	$(800,000)
L.B. Foster Company, $45.00, 1/19/13 (Covered Call)	(2,000)	(100,000)
Analogic Corp., $80.00, 1/19/13 (Covered Call)	(400)	(3,000)
	(6,400)	(903,000)

Hecla Mining Co., $5.50, 1/19/13 (Covered Put)	(5,000)	(50,000)
Spirit Airlines, Inc., $15.00, 1/19/13 (Covered Put)	(2,500)	(12,500)
	(7,500)	(62,500)
Total Written Options	(13,900)	$(965,500)

* Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

Statements of Assets and Liabilities - Fair Value of Derivative Instruments as of December 31, 2012:

	Statements of Assets	Select Value Fund
	and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(262,500)
		$(262,500)

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	Statements of Assets	Value Fund
	and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$(965,500)
		$(965,500)

The effect of derivatives instruments on the Statements of Operations for the year ended December 31, 2012:

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) On	on Derivatives	Gain (Losses) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
SELECT VALUE FUND
Equity Contracts (Written Options)	Net realized gains (losses) on: Written options/Net change in unrealized appreciation (depreciation) on: Written options	$–	$(172,090)
		$–	$(172,090)

		Realized Gain	Change in Unrealized
	Location of Gain (Losses) On	on Derivatives	Gain (Losses) on Derivatives
	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
VALUE FUND
Equity Contracts (Written Options)	Net realized gains (losses) on: Written options/Net change in unrealized appreciation (depreciation) on: Written options	$4,032,664	$102,006
		$4,032,664	$102,006

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact this update may have on the Funds’ financial statements.

(5)	SECURITIES LENDING

The Funds have entered into an agreement with Brown Brothers Harriman & Co. (the “Lending Agent”), dated November 30, 2011 (“Securities Lending Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds. Under the Securities Lending Agreement, the borrowers may pay the Funds negotiated lender fees and the Funds receive cash collateral in an amount equal to not less than 102% of the market value of loaned securities. The borrower pays fees at the Funds’ direction to the Lending Agent. Although the risk of lending is generally mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

The Value Fund had $3,117,000 of securities on loan as of December 31, 2012. Income generated from securities lending is presented in the Statements of Operations. Cash collateral received of $3,192,500 is an asset and reflected on the Schedules of Investments. The related liability (payable upon return of securities loaned) is presented in the Statements of Assets and Liabilities. The Select Value and Value Plus Funds did not engage in securities lending during the reporting period.

(6)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 2, 2013 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. (the “Advisor”) believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees are computed at a rate per annum equal to 0.13% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the year ended December 31, 2012.

(7)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the year ended December 31, 2012, $715,805 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2012, there were no expenses of the Funds waived. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

25

Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2012, there were no deferred Directors’ fees.

(8)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Investor Class	$1,400	$8,266	$1,257
Institutional Class	7	3,198	4
Total	$1,407	$11,464	$1,261

(9)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2012, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

FUND	COST OF PURCHASES	PROCEEDS FROM SALES
Select Value Fund	$191,867,297	$369,686,325
Value Plus Fund	934,096,658	653,758,166
Value Fund	263,794,874	446,316,489

(10)	FEDERAL INCOME TAX INFORMATION

The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

The Funds comply with the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25”). The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2009-2012 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at December 31, 2012, are displayed in the table below.

	TAX	GROSS	GROSS	NET DEPRECIATION	NET TAX UNREALIZED
	COST OF	UNREALIZED	UNREALIZED	OF FOREIGN CURRENCY	APPRECIATION
FUND	INVESTMENTS	APPRECIATION	DEPRECIATION	AND DERIVATIVES	ON INVESTMENTS
Select Value Fund	$562,679,532	$97,435,974	$(25,002,965)	$(172,090)	$72,260,919
Value Plus Fund	2,482,763,581	361,268,699	(163,277,236)	–	197,991,463
Value Fund	1,003,746,131	270,012,899	(125,965,993)	114,125	144,161,031

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2012 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
Select Value Fund	$3,479,935	$21,247,710	$24,727,645
Value Plus Fund	52,579,631	52,957,133	105,536,764
Value Fund	4,823,718	72,375,572	77,199,290

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011 was as follows:

	DISTRIBUTIONS PAID FROM
		NET LONG-TERM	TOTAL TAXABLE
FUND	ORDINARY INCOME	CAPITAL GAINS	DISTRIBUTIONS
Select Value Fund	$4,033,860	$7,874,979	$11,908,839
Value Plus Fund	16,394,200	25,197,446	41,591,646
Value Fund	18,934,807	50,373,178	69,307,985

26

As of December 31, 2012, the components of distributable earnings (deficit) on a tax basis were as follows:

	(OVER)/UNDISTRIBUTED	ACCUMULATED	UNREALIZED	OTHER CUMULATIVE TIMING
FUND	ORDINARY INCOME	CAPITAL GAINS	APPRECIATION	DIFFERENCES	TOTAL
Select Value Fund	$—	$8,592,721	$72,260,919	$—	$80,853,640
Value Plus Fund	—	14,938,187	197,991,463	—	212,929,650
Value Fund	—	19,851,084	144,161,031	(345,472)	163,666,643

Heartland Value Fund elects to defer to the period ending December 31, 2013, certain ordinary losses recognized during the period 11/1 - 12/31/2012 in the amount of: $34,990.

(11)	FUND SHARE TRANSACTIONS

For the year ended December 31, 2012, fund share transactions were as follows:

	SELECT	VALUE
Investor Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	2,842,580	11,471,799	1,393,177
Reinvested distributions from net investment income & distributions from net realized gains on investments	597,403	2,070,880	1,713,750
Shares redeemed	(8,896,606)	(19,402,229)	(5,122,170)
Net increase (decrease) in Fund shares	(5,456,623)	(5,859,550)	(2,015,243)

	SELECT	VALUE
Institutional Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	1,542,215	19,993,424	606,319
Reinvested distributions from net investment income & distributions from net realized gains on investments	245,280	1,436,665	148,523
Shares redeemed	(1,877,726)	(5,742,770)	(271,119)
Net increase (decrease) in Fund shares	(90,231)	15,687,319	483,723

For the year ended December 31, 2011, fund share transactions were as follows:

	SELECT	VALUE
Investor Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	5,712,585	33,147,453	2,568,231
Reinvested distributions from net investment income & distributions from net realized gains on investments	320,255	1,048,669	1,656,852
Shares redeemed	(5,494,949)	(21,827,121)	(5,847,548)
Net increase (decrease) in Fund shares	537,891	12,369,001	(1,622,465)

	SELECT	VALUE
Institutional Class	VALUE FUND	PLUS FUND	VALUE FUND
Shares issued	3,773,040	17,512,103	754,333
Reinvested distributions from net investment income & distributions from net realized gains on investments	105,882	393,696	102,764
Shares redeemed	(792,379)	(3,424,003)	(241,617)
Net increase (decrease) in Fund shares	3,086,543	14,481,796	615,480

(12)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Select Value, Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2012:

SELECT VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2012	PURCHASES	SALES	DEECMBER 31, 2012	DIVIDENDS	(LOSSES)
First Interstate Bancsystem Inc. (Class A)	824,300	—	—	824,300	$403,907	$—
					$403,907	$—

VALUE PLUS FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2012	PURCHASES	SALES	DEECMBER 31, 2012	DIVIDENDS	(LOSSES)
Albany International Corp.	—	1,750,000	—	1,750,000	$630,000	$—
American Vanguard Corp.	2,675,000	—	1,400,000	1,275,000	362,750	16,761,785
Analogic Corp.	750,000	100,000	—	850,000	335,000	—
Asset Acceptance Capital Corp.	2,380,000	373,559	—	2,753,559	—	—
Berkshire Hills Bancorp, Inc.	1,175,000	—	—	1,175,000	810,750	—

27

VALUE PLUS FUND (CONTINUED)
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2012	PURCHASES	SALES	DEECMBER 31, 2012	DIVIDENDS	(LOSSES)
Black Box Corp.	1,050,000	50,000	86,805	1,013,195	$330,556	(1,181,338)
CDI Corp.	1,525,000	75,000	—	1,600,000	1,020,500	—
Centerstate Banks, Inc.	1,725,000	—	—	1,725,000	69,000	—
CONMED Corp.	1,550,000	250,000	—	1,800,000	1,042,500	—
CTS Corp.	2,375,000	—	—	2,375,000	332,500	—
Encore Wire Corp.	1,250,000	300,000	—	1,550,000	114,000	—
Federal Signal Corp.	5,750,000	400,000	—	6,150,000	—	—
Fred's, Inc. (Class A)	2,400,000	600,000	—	3,000,000	1,218,000	—
FreightCar America, Inc.	1,150,000	35,000	85,000	1,100,000	275,100	(1,838,909)
Granite Construction, Inc.	1,375,000	783,500	—	2,158,500	973,960	—
Gulf Island Fabrication, Inc.	1,250,000	75,000	—	1,325,000	507,500	—
Harte-Hanks, Inc.	3,100,000	1,100,000	350,000	3,850,000	1,553,721	(1,779,285)
Heidrick & Struggles International, Inc.	1,650,000	50,000	25,000	1,675,000	1,092,000	(421,473)
Invacare Corp.	2,350,000	650,000	—	3,000,000	106,875	—
Kaiser Aluminum Corp.	1,075,000	150,000	275,000	950,000	1,050,000	(988,977)
Materion Corp.	1,325,000	600,000	25,000	1,900,000	420,000	(439,758)
Micrel, Inc.	3,100,000	450,000	—	3,550,000	712,750	—
Navigant Consulting, Inc.	2,850,000	—	—	2,850,000	—	—
Overseas Shipholding Group, Inc.	1,650,000	—	1,650,000	—	—	(38,862,884)
Park Electrochemical Corp.	1,425,000	150,000	—	1,575,000	605,000	—
PharMerica Corp.	1,900,000	700,000	100,000	2,500,000	—	(152,881)
Regis Corp.	—	3,000,000	—	3,000,000	378,000	—
Renasant Corp.	1,650,000	50,000	—	1,700,000	1,147,500	—
Resources Connection, Inc.	—	2,650,000	—	2,650,000	368,177	—
Simmons First National Corp. (Class A)	1,225,000	—	1,225,000	—	403,228	(5,134,488)
StellarOne Corp.	1,625,000	—	—	1,625,000	422,500	—
Stone Energy Corp.	2,125,000	575,000	—	2,700,000	—	—
Superior Industries International, Inc.	1,400,000	200,000	—	1,600,000	1,972,000	—
TriCo Bancshares	1,050,000	—	1,050,000	—	157,107	(1,450,671)
Universal Forest Products, Inc.	750,000	350,000	—	1,100,000	395,000	—
Zep, Inc.	1,300,000	400,000	125,000	1,575,000	242,703	(796,152)
					$19,048,677	$(36,285,031)

VALUE FUND
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2012	PURCHASES	SALES	DEECMBER 31, 2012	DIVIDENDS	(LOSSES)
Accuray, Inc.	5,000,000	—	—	5,000,000	$—	$—
ALCO Stores, Inc. (a)	380,400	—	—	380,400	—	—
American Vanguard Corp.	2,000,000	—	1,600,000	400,000	131,050	20,567,570
Analogic Corp.	700,000	—	600,000	100,000	163,591	23,780,869
Analysts International Corp.	473,000	5,000	—	478,000	—	—
Argan, Inc.	—	750,000	250,000	500,000	450,000	1,487,493
Barrett Busines Services, Inc.	550,000	—	304,400	245,600	233,500	7,019,503
BioClinica, Inc.	1,257,303	42,697	—	1,300,000	—	—
Cambrex Corp.	2,000,000	—	300,000	1,700,000	—	946,154
Computer Task Group, Inc.	1,500,000	—	500,000	1,000,000	—	5,712,822
Digirad Corp.	1,800,000	—	—	1,800,000	—	—
Dynamics Research Corp.	800,000	18,400	—	818,400	—	—
ePlus, Inc.	400,000	—	—	400,000	1,000,000	—
FirstCity Financial Corp.	785,000	—	—	785,000	—	—
Flanders Corp.	2,482,619	—	2,482,619	—	—	(3,091,610)
Golden Star Resources, Ltd.	15,000,000	3,667,136	1,500,000	17,167,136	—	(1,317,330)
Hawthorn Bancshares, Inc. (b)	236,184	9,447	108,091	137,540	40,232	(1,915,745)
Hemisphere GPS, Inc.	5,621,000	675,000	—	6,296,000	—	—
HF Financial Corp.	350,000	—	—	350,000	157,500	—
Hooper Holmes, Inc.	5,865,000	750,000	—	6,615,000	—	—
Hudson Global, Inc. (c)	2,330,000	576,941	—	2,906,941	—	—
Intersections, Inc.	1,240,312	—	8,203	1,232,109	1,605,023	49,236
Inventure Foods, Inc.	1,875,300	—	1,875,300	—	—	5,337,285
Iridex Corp.	500,000	—	164,297	335,703	—	7,631
Lakeland Industries, Inc.	516,500	—	142,000	374,500	—	(1,248,084)
Lantronix, Inc.	1,004,557	—	—	1,004,557	—	—
Lincoln Educational Services Corp.	1,000,000	1,391,153	191,153	2,200,000	457,030	(2,089,788)

28

VALUE FUND (CONTINUED)
	SHARE BALANCE AT			SHARE BALANCE AT		REALIZED GAINS
SECURITY NAME	JANUARY 1, 2012	PURCHASES	SALES	DEECMBER 31, 2012	DIVIDENDS	(LOSSES)
Magnetek, Inc.	299,999	—	—	299,999	$—	$—
MFRI, Inc.	576,000	—	—	576,000	—	—
Newpark Resources, Inc.	4,600,000	—	—	4,600,000	—	—
North Valley Bancorp	633,333	—	233,333	400,000	—	1,505,658
Northwest Pipe Co.	500,000	—	—	500,000	—	—
Official Payments Holdings, Inc. (d)	950,000	650,000	—	1,600,000	—	—
PDI, Inc.	1,400,000	—	—	1,400,000	—	—
Perma-Fix Environmental Services, Inc.	4,000,000	—	—	4,000,000	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	1,100,000	—
SRI/Surgical Express, Inc.	560,000	—	560,000	—	—	(718,541)
StarTek, Inc.	1,500,000	—	100,000	1,400,000	—	(848,586)
Supreme Industries, Inc. (Class A)	1,230,000	45,000	—	1,275,000	—	—
Tiger Media, Inc. (e)	1,200,000	—	—	1,200,000	—	—
TRC Cos., Inc.	1,549,891	59,412	—	1,609,303	—	—
Trinity Biotech PLC (ADR)	1,400,000	10,000	—	1,410,000	211,500	—
U.S. Silver and Gold, Inc. (f)(g)	19,000,000	1,320,000	17,320,000	3,000,000	—	—
United Insurance Holdings Corp.	—	925,200	—	925,200	27,756	—
Westell Technologies, Inc. (Class A)	4,800,000	—	—	4,800,000	—	—
					$5,577,182	$55,184,537

(a)	Formerly Duckwall-ALCO Stores, Inc.
(b)	Stock dividend on June 13, 2012.
(c)	Formerly Hudson Highland Group, Inc.
(d)	Formerly Tier Technologies, Inc.
(e)	Formerly SearchMedia Holdings, Ltd.
(f)	1 for 5 reverse stock split on January 30, 2012.
(g)	Formerly U.S. Silver Corp.

(ADR) American Depositary Receipt.

(13)	SUBSEQUENT EVENTS

Management has evaluated subsequent events and determined that there were no material events that would require disclosure in the Funds’ financial statements through the date of issuance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF HEARTLAND FUNDS AND SHAREHOLDERS OF SELECT VALUE FUND, VALUE PLUS FUND AND VALUE FUND:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund and Value Fund (three portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado

February 13, 2013

29

ADDITIONAL INFORMATION

(UNAUDITED)

FEDERAL INCOME TAX INFORMATION

In early 2013, shareholders received information regarding all distributions paid to them by the Funds during the calendar year 2012. The Funds hereby designate the following numbers as long-term capital gain distributions.

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long Term Capital Gains	$25,710,029	$62,898,781	$75,509,709

The amounts above include $4,462,319, $9,941,648, and $3,134,137 of earnings and profits distributed to shareholders on redemptions for the Select Value Fund, Value Plus Fund and Value Fund, respectively.

For the calendar year 2012, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Qualified Dividend Income	100%	100%	100%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the fiscal year ended December 31, 2012 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Percentage	100%	100%	100%

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 through December 31, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/12	12/31/12	7/1/12 - 12/31/12	7/1/12 - 12/31/12
Heartland Select Value Fund - Investor	$1,000.00	$1,086.90	$6.35	1.21%
Heartland Select Value Fund - Institutional	1,000.00	1,088.80	4.73	0.90
Heartland Value Plus Fund - Investor	1,000.00	1,063.60	6.02	1.16
Heartland Value Plus Fund - Institutional	1,000.00	1,065.20	4.72	0.91
Heartland Value Fund - Investor	1,000.00	1,086.70	5.66	1.08
Heartland Value Fund - Institutional	1,000.00	1,087.00	4.98	0.95

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (366).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
FUND	7/1/12	12/31/12	7/1/12 - 12/31/12	7/1/12 - 12/31/12
Heartland Select Value Fund - Investor	$1,000.00	$1,019.05	$6.14	1.21%
Heartland Select Value Fund - Institutional	1,000.00	1,020.61	4.57	0.90
Heartland Value Plus Fund - Investor	1,000.00	1,019.30	5.89	1.16
Heartland Value Plus Fund - Institutional	1,000.00	1,020.56	4.62	0.91
Heartland Value Fund - Investor	1,000.00	1,019.71	5.48	1.08
Heartland Value Fund - Institutional	1,000.00	1,020.36	4.82	0.95

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (366).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

30

INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

(UNAUDITED)

INFORMATION REGARDING EXECUTIVE OFFICERS & DIRECTORS

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board meets regularly to review, among other items, the Funds’ investments, performance and expenses. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of Board members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

				Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INDEPENDENT DIRECTORS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)

Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2/05; Chairman of the Board since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to July 2012; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to 2011 (31 mutual funds).

Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None

Michael D. Dunham Date of Birth: 7/45	Director	Since 1/04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	Director, BioForce Nanosciences Holdings, Inc., September 2007 to December 2009; Chairman, Merge Healthcare, Inc. (formerly Merge Technologies, Inc.) May 2006 to June 2008.

Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Director, Northrock Partners, a Private Wealth Practice of Ameriprise Financial, February 2010 to present; Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None

Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Professor of Finance – Wisconsin Alumni Professor of Investments, University of Wisconsin-Madison, since September 2011; Associate Professor of Finance, University of Wisconsin- Madison, April 2004 to September 2011; Associate Dean of Undergraduate Program, University of Wisconsin-Madison, August 2008 to August 2011; Associate Dean of Masters Programs, University of Wisconsin-Madison, July 2006 to August 2011; Assistant Professor of Finance, from June 2003 to April 2004; Assistant Professor, The Wharton School, February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

31

Number of
	Position(s)	Term of office	Principal	Heartland Funds	Other
	held with the	and length	occupations during	overseen by	Directorships
INTERESTED DIRECTORS AND OFFICERS:	Corporation	of time served(1)	past five years:	Director	held by Director(2)

William (“Bill”) J. Nasgovitz(3)(4) Date of Birth: 10/44	President and Director	Since 12/84	Chairman, Chief Investment Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Director, Heartland Advisors, Inc., since April 2008; President and Chief Executive Officer, Heartland Advisors, Inc., 1982 to 2012.	3	None

William (“Will”) R. Nasgovitz(4) Date of Birth: 4/78	Chief Executive Officer	Since 5/12	Chief Executive Officer and Portfolio Manager, Heartland Advisors, Inc., since January 2013; Senior Vice President and Portfolio Manager, Heartland Advisors, Inc., 2012; Director, Heartland Advisors, Inc., since November 2010; Vice President and Portfolio Manager, Heartland Advisors, Inc., 2006 to 2011; Research Analyst, Heartland Advisors, Inc., 2004 to 2006; Research Associate, Heartland Advisors, Inc., November 2003 to 2004; Senior Research Associate, Cambridge Associates, LLC 2000 to 2002.	N/A	N/A

Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary; Heartland Group, Inc.; May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc. and Heartland Group, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A

Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8/08	General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A

Katherine M. Jaworski Date of Birth: 11/70	Vice President and Secretary	Since 6/11	Vice President and Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Principal Accounting Officer and Treasurer, Heartland Group, Inc.; May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.	N/A	N/A

Paul T. Beste Date of Birth: 1/56	Vice President and Assistant Secretary	Since 5/10	Director, Heartland Advisors, Inc., since April 2008; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000 to April 2011. Employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.
(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.
(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.
(4)	William (“Will”) R. Nasgovitz is the son of William (“Bill”) J. Nasgovitz.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had four meetings during the twelve months ended December 31, 2012.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had one meeting during the twelve months ended December 31, 2012.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

32

DEFINITIONS

(UNAUDITED)

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Debt/Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Earnings Per Share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings Yield is the earnings per share for the most recent 12-month period divided by the current market price per share.

Liquidation Value is the total worth of a company’s physical assets when it goes out of business or if it were to go out of business and is determined by assets such as the real estate, fixtures, equipment and inventory a company owns, but does not include intangible assets such as goodwill.

Price/Book Value Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow Ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio (P/E) of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Real Estate Investment Trust (REIT) is a security that sells like a stock on the major exchanges and invests in real estate directly, either through properties or mortgages.

Return on Equity is a measure of the net income after taxes that a firm is able to earn as a percent of stockholder’s equity.

Russell 2000® Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations.

Russell 2000® Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark.

Treasury Yield is the effective rate of interest paid on a debt obligation issued by the U.S. Treasury for a specified term.

All indices are unmanaged. It is not possible to invest directly in an index.

33

Heartland Advisors’ Commitment to you…

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We are dedicated to leveraging over 200 years of our team’s experience to strive to generate superior investment results through disciplined value investing

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com. Please read the prospectus carefully before investing.

HLF3248/0813

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $86,000 were for the fiscal year ended December 31, 2012 and $90,500 for the fiscal year ended December 31, 2011.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2012 and $0 for the fiscal year ended December 31, 2011.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $28,818 for the fiscal year ended December 31, 2012 and $23,143 for the fiscal year ended December 31, 2011.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2012 and $4,500 for the fiscal year ended December 31, 2011.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies and procedures are as follows: The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence.  Before Heartland Group, Inc. engages the independent auditor to render a service, the engagement must be either specifically approved by the Audit Committee or entered into pursuant to the Pre-Approval Policy (the “Policy”).  Pursuant to the Policy, the Committee has delegated pre-approval authority to its Chair for any service not exceeding $10,000.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable
(c)	100%
(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0 for the fiscal year ended December 31, 2012 and $0 for the fiscal year ended December 31, 2011.

4(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	February 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William R. Nasgovitz
William R. Nasgovitz
Chief Executive Officer

Date:	February 21, 2013

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 21, 2013